EXHIBIT 10.5
Caterpillar Inc.
2023 Long-Term Incentive Plan

Nonqualified Stock Option Award Notice – China Payroll Addendum

%%FIRST_NAME_MIDDLE_NAME_LAST_NAME%-%

    Grant Date:    %%OPTION_DATE,'Month DD, YYYY'%-%
    Grant Number:    %%OPTION_NUMBER%-%
    Units Granted:    %%TOTAL_SHARES_GRANTED,'999,999,999'%-%
    Option Price:    %%OPTION_PRICE,'$999,999,999.99'%-%
    Expiration Date:    %%EXPIRE_DATE_PERIOD1,'Month DD, YYYY'%-%

Notwithstanding any provision in the Award Notice or the Plan to the contrary, unless and until the Company determines otherwise, the method of exercise of the Option Award shall be limited to a mandatory cashless, sell-all/sell-to-cover exercise method.

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